Exhibit 10.3

It is the responsibility of any investor purchasing these securities to satisfy itself as to full observance of the laws of any relevant territory outside the United States in connection with any such purchase, including obtaining any required governmental or other consents or observing any other applicable requirements. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Pineapple Energy, Inc.

Common Stock

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

THIS AGREEMENT is dated as of the date set forth on the signature page of this Agreement by and between Pineapple Energy, Inc., a Minnesota corporation (the “Company”), and the undersigned subscriber (the “Subscriber”). In consideration of the mutual promises contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1.           Agreement of Sale. The Company agrees to sell to Subscriber, and Subscriber agrees to purchase from the Company, one share of the Company’s common stock (the “Securities”). The purchase price will be paid by the Subscriber in cash at the price of $4.00 per share.

2.           Representations and Warranties of Subscriber. In consideration of the Company’s offer to sell the Securities, Subscriber hereby represents and warrants to the Company as follows:

a.          Information About the Company. Subscriber has reviewed the Company’s filings with the U.S. Securities and Exchange Commission. Subscriber has had an opportunity to ask questions of, and receive answers from, the Company concerning the business, management and financial affairs of the Company and the terms and conditions of the purchase of the Securities contemplated hereby. Subscriber has had an opportunity to obtain, and has received, any additional information deemed necessary by the Subscriber to verify such information in order to form a decision concerning an investment in the Company. Subscriber has been advised to seek legal counsel concerning Subscriber’s investment in the Company.

b.          Restrictions on Transfer. Subscriber represents and warrants that the Securities are being purchased for Subscriber’s own account and for Subscriber’s investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of such Securities and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future. Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Securities and for which the Securities were pledged as security, would represent an intent inconsistent with the representations set forth above. Subscriber understands that the Securities have not been registered under the Securities Act of 1933, as amended, or any state or foreign securities laws in reliance on exemptions from registration under both such acts, and that, accordingly, the Securities may not be resold by the undersigned unless they are registered under both the Securities Act of 1933, as amended, and applicable state or foreign securities laws or are sold in transactions which are exempt from such registration. Subscriber therefore agrees not to sell, assign, transfer or otherwise dispose of the Securities unless a registration statement relating thereto has been duly filed and become effective under the Securities Act of 1933, as amended, and applicable state or foreign securities laws, or unless in the opinion of counsel satisfactory to the Company no such registration is required under the circumstances. There is not currently, and it is unlikely that in the future there will exist, a public market for the Securities; and accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Securities for an indefinite period.

c.          High Degree of Risk. Subscriber realizes that an investment in the Securities involves a high degree of risk, including the risks of receiving no return on the investment and of losing Subscriber’s entire investment in the Company. Subscriber is able to bear the economic risk of investment in the Securities, including the total loss of such investment. The Company can make no assurance regarding its future financial performance or as to the future profitability of the Company.

d.          Suitability. Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities. Subscriber has obtained, to the extent deemed necessary, Subscriber’s own personal professional advice with respect to the risks inherent in, and the suitability of, an investment in the Securities in light of Subscriber’s financial condition and investment needs. Subscriber believes that the investment in the Securities is suitable for Subscriber based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for Subscriber’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement, of the Securities.

e.          Tax Liability. Subscriber has reviewed with Subscriber’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Under penalties of perjury, Subscriber certifies that (a) the number shown on the signature page below is Subscriber’s correct social security or taxpayer identification number and (b) Subscriber is not subject to back-up withholding either because Subscriber has not been notified that Subscriber is subject to back-up withholding as a result of a failure to report all interest and dividends, or because the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to back-up withholding.

e.          Residence. The location where the securities are being purchased is Subscriber’s address listed below.

f.           Limitation Regarding Representations. Except as set forth in this Agreement, no representations or warranties have been made to Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, Subscriber is not relying on any information, other than that contained herein and the results of independent investigation by Subscriber. Subscriber agrees it is not relying on any oral or written information not expressly included in this Agreement, including but not limited to the information which has been provided by the Company, its directors, its officers or any affiliate of any of the foregoing.

g.          Authority. The individual signing, including if on behalf of such entity, and the entity jointly and severally agree and certify that (a) the undersigned was not organized for the specific purpose of acquiring the Securities and (b) this Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

3.           Legend. Subscriber consents to the inscription on the certificate or certificates representing the Securities of the following legend reciting the above restrictions on the transferability of the Securities:

The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under any state securities laws. These Securities may not be sold, offered for sale or transferred without first obtaining (i) an opinion of counsel satisfactory to the Company that such sale or transfer lawfully is exempt from registration under the Securities Act and under the applicable state securities laws or (ii) such registration.

4.           Accredited Status. Subscriber represents that it does qualify as an “accredited investor” as that term is defined in Regulation D under the Securities Act.

5.           Notice. Correspondence regarding the Securities should be directed to Subscriber at the address printed below. Subscriber is a bona fide resident of the state listed below.

6.           No Assignment or Revocation; Binding Effect. Neither this Agreement, nor any interest herein, shall be assignable by Subscriber without prior written consent of the Company. Subscriber hereby acknowledges and agrees that Subscriber is not entitled to cancel, terminate or revoke this Agreement and that it shall survive the bankruptcy of Subscriber. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

7.           Modifications. This Agreement may not be changed, modified, released, discharged, abandoned or otherwise amended, in whole or in part, except by an instrument in writing, signed by the Subscriber

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and the Company. No delay or failure of the Company in exercising any right under this Agreement will be deemed to constitute a waiver of such right or of any other rights.

8.           Entire Agreement. This Agreement and the exhibits hereto are the entire agreement between the parties with respect to the subject matter hereto and thereto. This Agreement, including the exhibits, supersede any previous oral or written communications, representations, understandings or agreements with the Company or with any officers or representatives of the Company.

9.           Severability. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable in any jurisdiction, such paragraph or provision shall, as to that jurisdiction, be adjusted and reformed, if possible, in order to achieve the intent of the parties, and if such paragraph or provision cannot be adjusted and reformed, such paragraph or provision shall, for the purposes of that jurisdiction be voided and severed from this Agreement, and the entire Agreement shall not fail on account thereof but shall otherwise remain in full force and effect.

10.         Governing Law. This Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Minnesota without regard to conflict of law principles.

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For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees that the terms, provisions, obligations and agreements of this Agreement shall be binding upon Subscriber.

By:	/s/ James Brennan
Name: James Brennan

Address:	***

Federal Tax ID:	***

Date:	November 9, 2022

The Company hereby accepts the subscription evidenced by this Subscription and Investment Representation Agreement:

Date:	November 9, 2022	Pineapple Energy, Inc.
(which date shall be the effective date of this Agreement)
		By:	/s/ Kyle Udseth
Kyle Udseth
Chief Executive Officer

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